UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2022

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38623	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2615 St. Rose Parkway

Henderson, Nevada 89052

(Address of principal executive offices) (Zip Code)

(702) 453-2221

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 6, 2022, the Audit Committee of our Board of Directors received a letter from BDO USA, LLP (“BDO”) stating that BDO would resign as our independent registered public accounting firm, effective upon the filing of our Form 10-Q for the fiscal quarter ended March 31, 2022.

BDO’s reports on our financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through April 6, 2022, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and the related instructions thereto, with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

We provided BDO with the disclosures under this Item 4.01, and requested BDO to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in this Item 4.01 and, if not, stating the respects in which it does not agree. BDO’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission dated April 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: April 8, 2022	By: /s/ Mark Newcomer
Mark Newcomer, Chief Executive Officer

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